Redeemable Convertible Preferred Stock	12 Months Ended
Dec. 31, 2021
Temporary Equity Disclosure [Abstract]
Redeemable Convertible Preferred Stock

Note 12 — Redeemable Convertible Preferred Stock

In November and December 2020, Old SomaLogic issued and sold 17,842,914 shares and 13,643,059 shares, respectively, of redeemable convertible preferred stock at a price of $6.78 per share for an aggregate purchase price of $213.5 million. We incurred equity issuance costs of $11.4 million in connection with these offerings, which are reflected as a reduction to the carrying value of the redeemable convertible preferred stock. As of December 31, 2020, there were 50,000,000 shares of redeemable convertible preferred stock authorized, 31,485,973 shares of redeemable convertible preferred stock issued and outstanding and a liquidation preference of $213.5 million. Immediately prior to the Closing, the redeemable convertible preferred stock of Old SomaLogic were converted into shares of Class B common stock of Old SomaLogic on a two-for-one basis and then converted into the Company’s Common Stock at an Exchange Ratio of 0.8381. The aggregate 31,485,973 shares of redeemable preferred stock issued and sold are presented in the consolidated statements of stockholders’ equity as 52,776,787 shares of Common Stock as a result of the reverse recapitalization.

Prior to the closing of the Business Combination, there were no significant changes to the terms of the redeemable convertible preferred stock as compared to December 31, 2020. There are no shares of redeemable convertible preferred stock authorized, issued or outstanding as of December 31, 2021.